UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant Filed by a Party other than the Registrant	☒ ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to Rule 14a-12

URANIUM ENERGY CORP.
(Name of Registrant as Specified In Its Charter)

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URANIUM ENERGY CORP.
500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas, U.S.A., 78471

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 22, 2010

Dear Stockholder:

            The annual meeting of stockholders (the "Annual Meeting") of Uranium Energy Corp. (the "Company") will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on July 22, 2010 at 12:00 p.m. (Vancouver time). At the Annual Meeting stockholders will be asked:

  to elect Amir Adnani, Alan P. Lindsay, Harry L. Anthony, Erik Essiger, Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata to our Board of Directors;

  to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2010;

  to amend the Company's 2009 Stock Incentive Plan; and

  to transact any other business properly brought before the Annual Meeting or any adjournment thereof.

            On or about June 8, 2010, the Company will mail to all stockholders of record, as of May 25, 2010, a Notice of Internet Availability of Proxy Materials (the "Notice"). Please carefully review the Notice for information on how to access the notice of annual meeting, proxy statement, proxy card and our Annual Report on Form 10-K, as amended, for the fiscal year ended July 31, 2009, on www.proxyvote.com in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report on Form 10-K, as amended, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

            The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record of the Company's common stock at the close of business on May 25, 2010, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

            It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

            If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company's common stock will be verified against the list of stockholders of record as of May 25, 2010, prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of May 25, 2010, such as your most recent account statement prior to May 25, 2010, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani
Amir Adnani, President and CEO

Dated June 1, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on July 22, 2010. The Proxy Statement, Annual Report on Form 10-K, as amended, and Form of Proxy are available at www.proxyvote.com.

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URANIUM ENERGY CORP.
500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas, U.S.A., 78471

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To be held on July 22, 2010

THE ANNUAL MEETING

General

            This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Uranium Energy Corp. ("we", "us", "our" or the "Company") for use in connection with our annual meeting of our stockholders (the "Annual Meeting") to be held on July 22, 2010, at 12:00 p.m. (Vancouver time) at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

            In accordance with rules and regulations recently adopted by the Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. On or about June 8, 2010, the Company will mail to all stockholders of record, as of May 25, 2010 (the "Record Date"), a Notice of Internet Availability of Proxy Materials (the "Notice"). If you receive only a Notice by mail, you will not receive a printed copy of the proxy materials.

            Please carefully review the Notice for information on how to access our proxy materials, consisting of the notice of annual meeting, proxy statement and proxy card, on www.proxyvote.com. You may also access our Annual Report on Form 10-K, as amended, for our fiscal year ended July 31, 2009, including financial statements for such period. However, our Annual Report on Form 10-K, as amended, does not constitute any part of the material for the solicitation of proxies.

            The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

            If you receive only a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, or a copy of our Annual Report on Form 10-K, as amended, you should follow the instructions for requesting such materials included in the Notice. There is no charge to you for requesting a paper copy of these documents.

            Our principal executive office is located at 500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas, U.S.A, 78471.

Manner of Solicitation and Expenses

            Proxies will be solicited by us initially by mail. Further solicitation may be made by our directors, officers or regular employees, by telephone, facsimile or other acceptable manner. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the record date.

Record Date and Voting Shares

            Our Board of Directors has fixed the close of business on May 25, 2010, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 60,733,334 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

            A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is one-third of our issued and outstanding shares of common stock as of the Record Date.

            In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

  shares represented by properly executed proxies for which no voting instruction has been given; and

  broker non-votes.

            Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

            If you are a registered holder of shares of our common stock as of May 25, 2010, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under "Voting of Proxies". If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

            You can vote the shares that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

            You may revoke your proxy at any time before it is voted by:

(a)        filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the Annual Meeting;

(b)        executing a later-dated proxy and delivering it to our corporate secretary at any time before the taking of the vote at the Annual Meeting; or

(c)        attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

            All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

            Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the executive offices of the Company, located at 500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas, U.S.A., 78471, Attention: Corporate Secretary.

Votes Required

            Proposal One - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

            Proposal Two - Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the selection of our independent registered public accountants. Stockholders may vote in favor or against the proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this proposal.

            Proposal Three - Amendment of 2009 Stock Incentive Plan: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the amendment to the Company's amended 2009 Stock Incentive Plan. Stockholders may vote in favor or against this proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this proposal.

Stockholder Proposals

            No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

            It is not expected that any matters other than those referred to in this proxy statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Solicitation of Proxies

            This proxy solicitation is made on behalf of our Board of Directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, Internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the Notice or any requested proxy materials to the beneficial owners of the shares of our common stock they hold as of the Record Date. We will bear the expenses incurred in connection with printing, filing and mailing of the Notice and this proxy statement.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  each nominee for election as one of our directors; or

  any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information regarding the beneficial ownership of our common stock as of May 25, 2010, by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each executive officer, each director and all of our directors and executive officers as a group.

            The number of shares beneficially owned and the related percentages are based on 60,733,334 shares of common stock outstanding as of May 25, 2010.

            For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following May 25, 2010, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
Amir Adnani 320 - 1111 West Hastings Street Vancouver, British Columbia , Canada, V6E 2J3	2,672,801(2)	4.3%
Alan P. Lindsay 2701 - 1500 Hornby Street Vancouver, British Columbia, Canada, V6Z 2R1	2,256,287(3)	3.7%
Harry L. Anthony P.O. Box 1328 Kingsville, Texas, U.S.A., 78364	1,822,500(4)	3.0%
Pat Obara 2791 West 35th Avenue Vancouver, British Columbia, Canada, V6N 2M1	497,000(5)	*
Erik Essiger P.O. Box 37491, Dubai, UAE	525,000(6)	*
Ivan Obolensky 425 East 79th Street New York, New York, U.S.A., 10021	168,419(7)	*
Vincent Della Volpe 32 Evergreen Drive Lincoln Park, New Jersey, U.S.A., 07035	200,000(8)	*
Mark A. Katsumata 14447 Blackburn Crescent White Rock, British Columbia, Canada, V4B 3A3	154,839(9)	*
All executive officers and directors as a group (8 persons)	8,296,846(10)	12.8%
Major Shareholders:
Vontobel Fund Global Trend New Power 69, Route D'Esch, L-1470 Luxemburg	4,841,667(11)	7.8%
BlackRock, Inc. 40 East 52nd Street New York, New York, U.S.A., 10022	3,137,747	5.2%

* Less than one percent.

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has for shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this proxy statement. As of May 25, 2010, there were 60,733,334 shares issued and outstanding.

(2) This figure includes (i) 1,745,301 shares of common stock, and (ii) stock options to purchase 927,500 shares of our common stock.

(3) This figure includes (i) 1,306,287 shares of common stock, ( and (ii) stock options to purchase 950,000 shares of our common stock. Alan P. Lindsay is the father-in-law of Amir Adnani.

(4) This figure includes (i) 822,500 shares of common stock and (ii) stock options to purchase 1,000,000 shares of our common stock.

(5) This figure includes (i) 17,000 shares of common stock and (ii) stock options to purchase 480,000 shares of our common stock.

(6) This figure includes (i) 300,000 shares of common stock and (ii) stock options to purchase 225,000 shares of our common.

(7) This figure includes (i) 18,419 shares of common stock and (ii) stock options to purchase 150,000 shares of our common stock.

(8) This figure represents stock options to purchase 200,000 shares of our common stock.

(9) This figure includes (i) 4,839 shares of common stock and (ii) stock options to purchase 150,000 shares of our common stock.

(10) This figure includes (i) 4,214,346 shares of common stock and (ii) stock options to purchase 4,082,500 shares of our common stock.

(11) This figure includes (i) 3,800,000 shares of common stock and (ii) warrants to purchase 1,041,667 shares of our common stock.

            We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

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PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

            We propose to elect our current directors to the Board of Directors, each to hold office until our next annual meeting or until his successor is elected and qualified.

            The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

            The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

            Amir Adnani, Alan P. Lindsay, Harry L. Anthony, Erik Essiger, Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata, each of whom is a current director, have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this proxy statement and to serve as a director, if elected.

Directors and Executive Officers

            Our current directors and executive officers and their respective ages as of May 25, 2010, are as follows:

Name	Age	Position with the Company
Amir Adnani	32	President, Chief Executive Officer, Principal Executive Officer and a director
Alan P. Lindsay	60	Chairman and a director
Harry L. Anthony	63	Chief Operating Officer and a director
Pat Obara	54	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer
Erik Essiger	44	Director
Ivan Obolensky	84	Director
Vincent Della Volpe	67	Director
Mark A. Katsumata	44	Director

            The following describes the business experience of each of our directors and executive officers, including other directorships held in reporting companies:

            Amir Adnani.  Mr. Adnani co-founded Uranium Energy Corp and has been our President, Chief Executive Officer, Principal Executive Officer and a director since January 24, 2005.  Mr. Adnani is an entrepreneur with an extensive background in business development and marketing.  In September of 2004 he founded and was the sole shareholder, a director and President of, Blender Media Inc., a Vancouver based company that provides strategic marketing and financial communications services to public companies and investors in mineral exploration, mining, and energy sectors.  Effective October 1, 2006, Mr. Adnani ceased being a director, officer or shareholder of Blender Media Inc.  In June of 2001 Mr. Adnani co-founded, and from June 2001 to September 2004, was a director and officer of Fort Sun Investments Inc., a strategic marketing and financial communications services company for public companies.  Mr. Adnani holds a Bachelor of Science degree from the University of British Columbia.  Mr. Adnani is not a director or officer of any other U.S. reporting company.

            The Board of Directors has concluded that Mr. Adnani should serve as a director of our Company given his involvement with our Company since 2005 and his business experience prior to joining our Company.

            Alan P. Lindsay. Mr. Lindsay co-founded Uranium Energy Corp., and has served as chairman of the Company since April 2003. Mr. Lindsay was the founder of AZCO Mining and served as chairman, president and CEO of AZCO from 1992 to 2000. The company was listed on the Toronto and American Stock Exchanges. During his tenure at AZCO, the Company sold the Sanchez copper deposit to Phelps Dodge for $55 million and established a joint venture with Phelps Dodge on the Piedras Verdes copper deposit with 2.1 billion pounds of copper reserves. Mr. Lindsay also co-founded Anatolia Minerals Development and New Oroperu Resources, two publicly traded companies with significant gold discoveries. Mr. Lindsay co-founded MIV Therapeutics Inc. and from 2000 to the present, he has been the chairman and also served as president and CEO until January 2008. MIV Therapeutics is a publicly-listed biomedical company awarded the prestigious Frost & Sullivan 2005 and 2008 Award for Technology Innovation in the Field of Medical Coatings and was appointed to the Fortune 500 Top 100 Leading Nano Technology Companies. Since December 2005, Mr. Lindsay has served as a director of TapImmune Inc., a U.S. reporting company.  Mr. Lindsay is also a director of Strategic American Oil Corporation, a company engaged in oil and gas exploration and development that became a U.S. reporting company in July 2008.  Mr. Lindsay has extensive experience and expertise in the mining and biomedical fields. He was previously responsible for building a significant business and marketing organization in Vancouver, BC, for Manulife Financial, a major international financial services corporation.

            The Board of Directors has concluded that Mr. Lindsay should serve as a director of our Company given that he is one of the co-founders of our Company and has been involved with our Company since its inception and also given his business experience with other public companies.

            Harry L. Anthony. Mr. Harry L. Anthony has been our Chief Operating Officer and Director since February, 2006. Mr. Anthony has over thirty years of experience in the uranium mining industry. From approximately 1997 to present, Mr. Anthony has been a consultant through Anthony Engineering Services for several major uranium companies and international agencies, which duties generally include project evaluation, operations "trouble shooter" and technical and financial expert. From approximately 1990 through 1997, Mr. Anthony was a senior vice-president of Uranium Resources, Inc., where he managed all facets of operations and technical support to achieve production goals, drilling, ion exchange, reverse osmosis, software development and equipment design. His duties also included oversight of construction, technical aspects, and daily operations of plants and wellfields, budget planning and forecasting, property evaluations and reserve estimations. Mr. Anthony also previously served as the vice-president of engineering/engineering manager of Uranium Resources, Inc., and a project superintendent and project engineer for Union Carbide Corp. Mr. Anthony was on the board of directors of Uranium Resources, Inc. from 1984 through 1994. He is the author of several publications and the recipient of the awards "Distinguished Member of the South Texas Mineral Section of AIME - 1987" and "1999 Outstanding Citizen of the Year - Kingsville Chamber of Commerce". Mr. Anthony received an M.S. in Engineering Mechanics in 1973 and a B.S. in Engineering Mechanics in 1969 from Pennsylvania State University. Mr. Anthony is not a director or officer of any other U.S. reporting company.

            The Board of Directors has concluded that Mr. Anthony should serve as a director given his involvement with our Company since 2006 and his over thirty years of experience in the uranium industry.

            Pat Obara. Mr. Obara has been our Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer since August 2006. During the past five years, Mr. Obara has worked as a consultant to several private and publicly listed companies providing various consulting services in the areas of corporate finance and administration. From March of 2003 to present, Mr. Obara has provided various administrative consulting services to private companies involved in business activities in Asia and North America. Prior to April of 2004 Mr. Obara served as the Chief Financial Officer and a director of two public companies listed on the TSX Venture Exchange. Mr. Obara was involved in the restructuring, organizing and management of these early stage companies which were involved in the resource and technology sectors. Mr. Obara is not a director or officer of any other U.S. reporting company.

            Erik Essiger. Mr. Essiger has served on our Board of Directors since August 2006.  Mr. Essiger has twenty years experience in corporate finance, strategy development and restructuring projects across a wide variety of sectors, in particular industrial, business services, retail and consumer goods. Mr. Essiger currently serves as Chairman and Chief Executive Officer of The Emirates Capital Limited, an investment banking company based in Dubai, which he founded in January 2008. In December 2006, Mr. Essiger established SCP Swiss Capital-Partners AG, a corporate finance boutique in Switzerland, which has been integrated into Emirates Capital. In addition, during the past five years, Mr. Essiger has been:  the Managing Director and the founder of Precisetech GmbH, a corporate finance advisory company focused on international M&A transactions (from October 2004 to December 2006); a member of the Supervisory Board of Corix Capital AG (from December 2003 to December 2006; and the Senior Manager, Transaction Services Strategy Group, with PricewaterhouseCoopers AG, heading up the commercial and due diligence practice of that group in Germany which provided services mainly to private equity clients of the firm (from April 2003 to September 2004).

            The Board of Directors has concluded that Mr. Essiger should serve as a director given his involvement with our Company since 2006 and his over twenty years of experience in finance.

            Ivan Obolensky. Mr. Obolensky has served on our Board of Directors since April 2007. Mr. Obolensky has over 40 years of experience in the investment banking business as a financial analyst, with specific expertise in the defense aerospace, oil and gas, nuclear power, metals and minerals, publishing and high technology industries. He has been an executive of several investment banks, including Sterling Grace & Co., Jesup, Josephthal & Co., Dominick and Dominick, Inc., Middendorf Colgate and CB Richard Ellis Mosley Hallgarten. Since November 1990 to date, Mr. Obolensky has been Vice-President of Shields & Company, an Investment Bank and Member of the New York Stock Exchange. Mr. Obolensky is a Registered Investment Advisor and a member of the New York Society of Security Analysts. He has made frequent appearances as a guest on CNBC, CNNfn, and Bloomberg TV. Mr. Obolensky is also a member of various foundations and philanthropic organizations, and serves as Chairman and CEO of the Soldiers' Sailors' Marines' and Airmen's Club in New York. He is a graduate of Yale University and a retired Lieutenant (Junior Grade) in the U.S. Naval Air Corps.

            The Board of Directors has concluded that Mr. Obolensky should serve as a director given his involvement with our Company since 2007 and his over 40 years of experience in finance.

            Vincent Della Volpe. Mr. Della Volpe has served on our Board of Directors since July 2007. Mr. Della Volpe has served as a professional money manager for over 35 years, including as a senior portfolio manager of pension funds for Honeywell Corporation and senior vice president of the YMCA Retirement fund in New York. Throughout his career Mr. Della Volpe has particularly focused on the management of energy and utility equity portfolios, and he also has experience managing venture capital investments. Mr. Della Volpe holds a Bachelor of Arts in Accounting and an MBA in finance, both from Seton Hall University. Since September 2006, Mr. Della Volpe has served as a director of Gold Canyon Resources, Inc., a junior natural resources company incorporated in British Columbia, Canada, that is listed on the TSX Venture Exchange. Mr. Della Volpe has been retired since March 2003. During the prior 11 years he was employed by the YMCA Retirement Fund. In addition to his position as director of the Company, he has been a director of Gold Canyon Resources since September 2006.

            The Board of Directors has concluded that Mr. Della Volpe should serve as a director given his involvement with our Company since 2007 and his over 35 years of experience in finance.

            Mark A. Katsumata. Mr. Katsumata has served on our Board of Directors and has been the Chairman of our Audit Committee since May 2009. Mr. Katsumata is a consultant for publicly-traded mining companies providing various corporate finance and regulatory compliance services. Over the past 15 years, Mr. Katsumata has served as a Chief Financial Officer and Vice President, Finance for a number of NYSE Amex, TSX and TSX Venture Exchange companies. Most recently, Mr. Katsumata was the Chief Financial Officer of Candente Resource Corp., a TSX listed base and precious metals explorer, and the Chief Financial Officer/Vice President, Finance of each of Denison Mines Corp., an NYSE Amex and TSX listed uranium producer and explorer, and Fortress Minerals Corp., a TSX Venture Exchange listed precious metals explorer. Mr. Katsumata was also an external auditor of publicly-traded mining companies for five years. Mr. Katsumata has an extensive background dealing with U.S. and Canadian accounting and regulatory compliance issues related to mining companies. Mr. Katsumata has been a member of the Certified General Accountants' Association of British Columbia and Canada since 1997.

            The Board of Directors has concluded that Mr. Katsumata should serve as a director given his business experience and accounting expertise.

Term of Office

            Our directors hold office until the next annual meeting of the stockholders or until the election and qualification of their successors. Officers are appointed by and serve at the discretion of the Board of Directors.

Family Relationships

            Alan P. Lindsay is the father-in-law of Amir Adnani.

Meetings of Directors During the Last Fiscal Year

            The Company's Board of Directors held one meeting during the fiscal period ended July 31, 2009, however acted by way of consent resolution on numerous occasions. Each director attended 100% of the aggregate of: (i) the total number of board meetings held while he was a director; and (ii) the total number of meetings held by committees on which he served during the periods that he served.

            The Company does not have a formal policy with respect to director attendance at annual stockholders' meetings, however, all directors are encouraged to attend.

Board Independence

            The Board of Directors has determined that Erik Essiger, Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata each qualify as independent directors under the listing standards of the NYSE AMEX Equities stock exchange (the "NYSE AMEX").

Committees of the Board of Directors

            Our Board of Directors currently has three board committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. These committees operate pursuant to charters adopted in respect of each committee; copies of which are posted on the Company's website at www.uraniumenergy.com

            The following sets forth information relating to the Company's board committees:

Audit Committee

            Our Audit Committee has been structured to comply with Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended. Our Audit Committee is comprised of Ivan Obolensky, Vincent Della Volpe and Mark A. Katsumata, all of whom qualify as independent directors under NYSE AMEX rules. Mr. Katsumata is the Chairman of the Audit Committee and our Board of Directors has determined that he satisfies the criteria for an audit committee financial expert under applicable SEC rules. Each Audit Committee member is able to read and understand fundamental financial statements, including the Company's consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows.

            The Audit Committee meets with management and our external auditors to review matters affecting the Company's financial reporting, the system of internal accounting and financial controls and procedures and audit procedures and audit plans. The Audit Committee reviews significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off balance sheet transactions.

            The Audit Committee is mandated to monitor our Company's audit and the preparation of financial statements and to review and recommend to the Board of Directors all financial disclosure contained in our company's public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to the Audit Committee and to the Board of Directors. The Audit Committee and Board of Directors each have the authority to terminate the external auditor's engagement (subject to confirmation by our stockholders). The Audit Committee also approves in advance any permitted services to be provided by the external auditors which are not related to the audit.

            We will provide appropriate funding as determined by the Audit Committee to permit the Audit Committee to perform its duties and to compensate its advisors. The Audit Committee, at its discretion, has the authority to initiate special investigations and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Audit Committee to fulfill its duties.

            The Audit Committee discharged its mandate in respect of the financial period ended July 31, 2009, including the review and recommendation to the board of all financial disclosure contained in our company's public documents. The Audit Committee held four meetings during the period ended July 31, 2009, and also acted through the adoption of written consent resolutions as permitted under the Nevada Revised Statutes and our Company's Bylaws.

Report of the Audit Committee

            The Audit Committee has reviewed and discussed the audited financial statements for the fiscal period ended July 31, 2009, with the Company's management. In addition, the Audit Committee has discussed with the Company's independent registered public accounting firm, Ernst & Young LLP, the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP's communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP their independence. The Audit Committee considered the compatibility of non-audit services with the auditors' independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal period ended July 31, 2009, be included in the Company's Annual Report on Form 10-K, as amended, for the period ended July 31, 2009. The Audit Committee has selected Ernst & Young LLP to serve as the Company's Independent Registered Public Accounting Firm for fiscal 2010.

            By: Mark A. Katsumata, Ivan Obolensky and Vincent Della Volpe.

Compensation Committee

            The Compensation Committee is comprised of Erik Essiger, Ivan Obolensky and Vincent Della Volpe, all of whom qualify as independent directors under NYSE AMEX rules. Mr. Essiger is the Chairman of the Compensation Committee.

            The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of directors, executive officers and employees and providing advice on compensation structures in the various jurisdictions in which our Company operates. In addition, the Compensation Committee reviews and oversees our overall salary objectives and any significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options and incentive and deferred compensation benefits.

            The Compensation Committee held one meeting during the fiscal period ended July 31, 2009.

Corporate Governance and Nominating Committee

            The Corporate Governance and Nominating Committee is comprised of Erik Essiger, Ivan Obolensky and Vincent Della Volpe, all of whom qualify as independent directors under NYSE AMEX rules. Mr. Essiger is the Chairman of the Corporate Governance and Nominating Committee.

            The Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of our Company, including recommending director candidates, review of board procedures, size and organization and monitoring of senior management with respect to governance issues. The Committee is responsible for the development and implementation of corporate communications to ensure the integrity of our disclosure controls and procedures, internal control over financial reporting and management information systems. The purview of the Corporate Governance and Nominating Committee also includes the administration of our Board of Directors' relationship with our management.

            The Corporate Governance and Nominating Committee identifies individuals believed to be qualified to become board members and recommends individuals to fill vacancies. There are no minimum qualifications for consideration for nomination to be a director of the Company. The Committee assesses all nominees using generally the same criteria. In nominating candidates, the Committee takes into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character, as well as the needs of the Company. The Corporate Governance and Nominating Committee considers nominees recommended by stockholders if such recommendations are made in writing to the Committee and evaluates nominees for election in the same manner whether the nominee has been recommended by a stockholder or otherwise. To recommend a nominee, please write to the Company's Corporate Governance and Nominating Committee c/o Uranium Energy Corp., Attn: Corporate Secretary, at 500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas, U.S.A., 78471.

            The Corporate Governance and Nominating Committee held one meeting during the fiscal period ended July 31, 2009.

Stockholder Communications

            Stockholders may contact an individual director, the Board of Directors as a group or a specified board committee or group, including any non-employee directors as a group, either by: (a) writing to Uranium Energy Corp., at 500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas, U.S.A., 78471, Attn: Corporate Secretary; or (b) sending an e-mail message to info@uraniumenergy.com.

            Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to the appropriate committee of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Code of Business Conduct and Ethics Policy

            We have adopted a Code of Business Conduct and Ethics Policy that applies to all directors and officers. The code describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Business Conduct and Ethics Policy sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

    honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    compliance with applicable governmental laws, rules and regulations;

    the prompt internal reporting of violations of the code to the appropriate person or persons identified in the code; and

    accountability for adherence to the code.

            A copy of the Code of Business Conduct and Ethics Policy can be viewed on our website at the following URL: http://www.uraniumenergy.com/about_us/corporate_governance/code_of_ethics/.

Involvement in Certain Legal Proceedings

            Except as disclosed in this annual report, during the past ten years none of the following events have occurred with respect to any of our directors or executive officers:

1.         A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.         Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.         Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.         Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.        Engaging in any type of business practice; or

iii.       Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.         Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.         Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.         Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.         Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.         Any Federal or State securities or commodities law or regulation; or

ii.        Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.       Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.         Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

            There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Certain Relationships and Related Party Transactions

            Except for the transactions described below, since the beginning of our year ended July 31, 2008, none of our directors, nominees, officers or principal stockholders, nor any immediate family member of the foregoing, has or have any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which our Company was or is to be a participant and in which the amount involved exceeds $120,000.

            The Audit Committee of our Board of Directors is responsible for reviewing, approving or ratifying any such related party transactions in accordance with the charter adopted in respect of the Audit Committee as described above.

            During our fiscal year ended July 31, 2009, we had transactions with certain officers and directors of our Company as follows:

(a)         we incurred $744,684 in management fees and bonuses ($233,300 to Amir Adnani, $218,694 to Harry L. Anthony, $129,529 to Pat Obara, $63,554 to Alan P. Lindsay, $37,181 to Erik Essiger, $27,500 to Ivan Obolensky, $28,000 to Vincent Della Volpe and $4,252 to Mark A. Katsumata) and recorded $262,500 in stock based compensation for the fair value of options granted to directors and officers or repriced during the period ($44,750 to Amir Adnani, $44,750 to Harry L. Anthony, $20,000 to Alan P. Lindsay, $15,000 to Vincent Della Volpe, $26,750 to Pat Obara, $8,000 to Ivan Obolensky, $11,000 to Erik Essiger and $92,250 to Mark A. Katsumata);

(b)         we incurred $108,873 in general and administrative costs paid to companies controlled by a direct family members of a current officer (Amir Adnani) and a current director (Alan P. Lindsay); and

            During our fiscal year ended July 31, 2008, we had transactions with certain officers and directors of our Company as follows:

(a)         we incurred $791,695 in management fees and bonuses ($276,990 to Amir Adnani, $269,927 to Harry L. Anthony, $142,453 to Pat Obara, $66,420 to Alan P. Lindsay, $15,692 to Erik Essiger, $10,167 to Ivan Obolensky, and $7,025 to Vincent Della Volpe) and recorded $2,019,250 in stock based compensation for the fair value of options granted to directors and officers during the period ($407,500 to Amir Adnani, $407,500 to Harry L. Anthony, $407,500 to Alan P. Lindsay, $348,500 to Vincent Della Volpe, $203,750 to Pat Obara, $163,000 to Ivan Obolensky, and $81,500 to Erik Essiger);

(b)         we incurred $10,157 in general and administrative costs to be reimbursed by a companies controlled by a direct family members of a current officer (Amir Adnani) and a current director (Alan P. Lindsay); and

(c)         incurred $80,225 in consulting fees and $106,761 in general and administrative costs, including $38,796 in rental charges and $30,089 in media, marketing and website development fees, paid to companies controlled by a direct family member of a current officer (Amir Adnani).

            All related party transactions involving provision of services or tangible assets were recorded at the exchange amount, which is the value established and agreed to by the related parties reflecting arms length consideration payable for similar services or transfers.

            Amir Adnani and Alan P. Lindsay are the founders, and may be considered promoters, of the Company. Messrs Adnani and Lindsay were issued an aggregate of 1,575,000 shares of our common stock at a price of $0.0013 per share for total proceeds of $2,100 at the time of the organization of the Company. Neither of Messrs. Adnani nor Lindsay have received anything of value from the Company in their capacities as promoters of the Company.

            Amounts owing to related parties are unsecured, non-interest bearing and without specific terms of repayment.

Conflicts of Interest

            To our knowledge, and other than as disclosed in this proxy statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

            Section 16(a) of the United States Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC. Based on our review of the reports furnished to us by our officers, directors and greater than ten percent stockholders, we believe that all such reports were timely filed during the fiscal year ended July 31, 2009.

Board Leadership Structure and Role in Risk Oversight

            Amir Adnani serves as our Chief Executive Officer while Alan P. Lindsay serves as the Chairman of our Board of Directors. Our Board of Directors takes an active role in risk oversight of our Company. Our executive officers report any significant risks that come to their attention to our Board of Directors. Our Audit Committee reviews significant financial risks and reports them to the Board of Directors as well.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

            The Compensation Committee of the Board of Directors of the Company is responsible for establishing and administering the Company's executive and director compensation.

            The Compensation Committee's compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Committee compensates executive management primarily through base salary and equity compensation designed to be competitive with comparable companies, and to align management's compensation with the long-term interests of shareholders. In determining an executive management's compensation, the Compensation Committee also takes into consideration the financial condition of the Company and discussions with the executive.

            In determining the compensation for Amir Adnani, Harry L. Anthony and Pat Obara, the Compensation Committee considered compensation paid to other executive officers of other companies within the industry, the executive's performance in meeting goals, and the complexity of the management position and the experience of the person. Of the amount of the compensation paid to the executive officer, the majority of the compensation was in the form of options. The number of options granted was determined in large part due to the financial condition of the Company which currently has no revenues. The Compensation Committee did not have a specific formula to determine the amount of the executive compensation and what portion of such compensation would be in the form of cash and equity securities. Therefore, the determination of an executive salary including the amount of cash and equity securities may be considered arbitrary taking into account the foregoing factors.

            Similarly, directors receive cash compensation for their service as such, as well as options. The number of options granted to each director is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry.

            Due to the economic downturn in late 2008 and 2009, all director and officer cash compensation amounts were voluntarily reduced by 20% effective January 1, 2009 through July 31, 2009.

Compensation Committee Report

            The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis with management. Based on that review and those discussions, the committee recommended to the Board of Directors that the compensation discussion and analysis be included in this proxy statement. This report is provided by the following independent directors, who comprise the committee:

            By: Erik Essiger, Ivan Obolensky and Vincent Della Volpe.

Summary Compensation Table

            The following table sets forth the compensation paid to our Chief Executive Officer, Chief Financial Officer and those executive officers that earned in excess of $100,000 during the years ended July 31, 2009 and 2008, and the seven months ended July 31, 2007 (the "Named Executive Officers"):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incen-tive Plan Com-pen-sation ($)	Non-Quali-fied De-ferred Com-pen-sation Earn-ings ($)	All Other Com-pen-sation ($)	Total ($)(4)
Amir Adnani, President and Chief Executive Officer	2009 2008 2007(1)	233,134(2) 276,990(2) 88,750(2)	- - -	- - -	44,750(3) 407,500(3) 616,500(3)	- - -	- - -	- - -	277,884 684,490 705,250
Harry L. Anthony, Chief Operating Officer	2009 2008 2007(1)	218,694(2) 269,927(2) 93,750(2)	- - -	- - -	44,750(3) 407,500(3) 616,500(3)	- - -	- - -	- - -	263,444 677,427 710,250
Pat Obara, Secretary, Treasurer and Chief Financial Officer	2009 2008 2007(1)	129,529(2) 142,453(2) 51,707(2)	- - -	- - -	26,750(3) 203,750(3) 68,500(3)	- - -	- - -	- - -	156,279 346,203 120,207

(1) For the seven month period ended July 31, 2007.

(2) These amounts represent fees paid by us to the Named Executive Officers during the past year pursuant to various employment and consulting services agreements, as between us and the Named Executive Officers, which are more particularly described below.

(3) These amounts represent the fair value of these options at the date of grant which was estimated using the Black-Scholes option pricing model. See Note 10 to our financial statements contained herein.

(4) The Company did not record any non-equity incentive compensation plan expense, non-qualified deferred compensation expense or other compensation expense for the Named Executive Officers.

            During our year ended July 31, 2009, (specifically, on December 19, 2008), we lowered the exercise price of certain options exercisable for common shares, which options had been previously granted to certain officers, directors and consultants under our 2006 Stock Incentive Plan. Certain of these options that were repriced were held by the Named Executive Officers, as follows:

Name	Number of Options	Expiry Date	Original Exercise Price ($)	Revised Exercise Price
Amir Adnani	225,000	January 2, 2017	3.30	0.45
	250,000	April 7, 2018	2.50	0.45
Harry L. Anthony	225,000	January 2, 2017	3.30	0.45
	250,000	April 7, 2018	2.50	0.45
Pat Obara	200,000	October 10, 2016	1.30	0.45
	25,000	January 2, 2017	3.30	0.45
	125,000	April 7, 2018	2.50	0.45

            No options were exercised by the Named Executive Officers in the fiscal year ended July 31, 2009.

            The following table sets forth information as at July 31, 2009, relating to options that have been granted to the Named Executive Officers:

Outstanding Equity Award at Fiscal Year End

Options(1)

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Amir Adnani, President and CEO	202,500 225,000 250,000	- - -	- - -	0.33 0.45 0.45	12/20/15 01/01/17 04/07/18
Harry L. Anthony, Chief Operating Officer	202,500 172,500 225,000 250,000	- - -	- - -	0.33 0.33 0.45 0.45	12/20/15 02/01/16 01/01/17 04/07/18
Pat Obara, Chief Financial Officer	200,000 25,000 125,000	- - -	- - -	0.45 0.45 0.45	10/10/16 01/01/17 04/07/18

(1) There are no outstanding stock awards for the Named Executive Officers.

Long Term Incentive Plans

            The Company does not maintain any long-term incentive plans, including, without limitation, any pension or other contribution plan.

Directors Compensation Table

            The following table sets forth information relating to compensation paid to our directors in the year ended July 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compen-sation ($)	Non- Qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)

Alan P. Lindsay, Chairman	63,554(1)	-	20,000(2)	-	-	-	83,554
Amir Adnani	-	-	-	-	-	-	-
Harry L. Anthony	-	-	-	-	-	-	-
Erik Essiger	37,181	-	11,000(2)	-	-	-	48,181
Ivan Obolensky	27,500	-	8,000(2)	-	-	-	35,500
Vincent Della Volpe	28,000	-	15,000(2)	-	-	-	43,000
Mark Katsumata	4,252	-	92,250(2)	-	-	-	96,502

(1) Alan P. Lindsay received monthly fees through July 31, 2009, for the provision of various management consulting services provided by Mr. Lindsay to us on a monthly basis and from time to time.

(2) This amount represents the fair value of options at the date of grant or repriced during the year, estimated using the Black-Scholes option pricing model. See Note 10 to our financial statements contained herein. The option expense incurred for Mr. Katsumata during the year was the fair value of options awarded to him upon his becoming a member of our Board of Directors.  Comparatively, the option expense incurred for the other directors during the year was the fair value of options repriced on December 19, 2008.

(3) As of July 31, 2009 our directors held options to acquire an aggregate of 2,852,500 shares of our common stock: Alan P. Lindsay 850,000 options, Amir Adnani 677,500 options, Harry L. Anthony 850,000 options, Erik Essiger 150,000 options, Ivan Obolensky 100,000 options, Vincent Della Volpe 150,000 options, and Mark Katsumata 75,000 options.

            Alan P. Lindsay serves as the Company's Chairman and director and is retained accordingly on a yearly basis. Mr. Lindsay is compensated on a monthly basis at a rate of $6,000 per month. Due to the economic downturn in late 2008 and 2009, all director and officer cash compensation amounts were voluntarily reduced by 20% effective January 1, 2009 through July 31, 2009, such that the monthly amount paid to Mr. Lindsay from January 1, 2009 through July 31, 2009 was $4,800 per month.

            Amir Adnani serves as the Company's Chief Executive Officer, President and as a director, and Harry L. Anthony serves as the Company's Chief Operating Officer and a director. Messrs Adnani and Anthony are retained according to their Executive Services Agreements and their compensation for serving as executive officers of the Company is disclosed above in the "Summary Compensation Table." As shown in the Director Compensation Table above, Messrs Adnani and Anthony do not receive additional compensation in connection with their service as directors of the Company.

            Erik Essiger, Ivan Obolensky, Vincent Della Volpe and Mark Katsumata are independent directors of the Company. Mr. Essiger serves as Chairman of the Company's Compensation Committee and Mr. Katsumata serves as Chairman of the Company's Audit Committee. The independent directors are retained on a yearly basis for their service and are paid quarterly based on their annual retainer fees, which are as follows:

  Erik Essiger (Euro 20,000 per year);

  Ivan Obolensky (US$20,000 per year);

  Vincent Della Volpe (US$20,000 per year); and

  Mark Katsumata (Cdn$25,000 per year).

            The amounts listed above are all-inclusive retainer fees; there are no additional committee and/or chairmanship fees or meeting attendance fees above and beyond such annual retainer fees. As indicated above, due to the economic downturn in late 2008 and 2009, all director and officer cash compensation amounts were voluntarily reduced by 20% effective January 1, 2009 through July 31, 2009; as such, the quarterly payments to each of these independent directors was reduced by 20% from January 1, 2009 to July 31, 2009.

            In addition to such retainers, from time to time directors may receive bonus payments or options, which are granted on a discretionary basis. The amount of any bonus payments or the number of options granted is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry.

            Standard retainer amounts paid to directors, as well as any bonus payments or options, are determined by the Company's Compensation Committee and ratified by the Board of Directors.

            The following table sets forth information relating to compensation paid to our directors in the year ended July 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(3) ($)	Total ($)

Alan P. Lindsay, Chairman	66,420(1)	-	407,500(2)	473,920
Amir Adnani	-	-	-	-
Harry L. Anthony	-	-	-	-
Erik Essiger	15,692	-	81,500(2)	97,192
Ivan Obolensky	10,167	-	163,000 (2)	173,167
Vincent Della Volpe	7,025	-	348,500(2)	355,525

(1) Alan P. Lindsay received $6,000 per month through July 31, 2008, for the provision of various management consulting services provided by Mr. Lindsay to us on a monthly basis and from time to time.

(2) This amount represents the fair value of options at the date of grant estimated using the Black-Scholes option pricing model.

(3) As of July 31, 2008 our directors held options to acquire an aggregate of 2,777,500 shares of our common stock: Alan P. Lindsay 850,000 options, Amir Adnani 677,500 options, Harry L. Anthony 850,000 options, Erik Essiger 150,000 options, Ivan Obolensky, 100,000 options and Vincent Della Volpe 150,000 options.

Employment and Consulting Agreements

Adnani Executive Services Agreement

            On July 1, 2006, our Board of Directors authorized and approved an executive services agreement between us and Amir Adnani, as amended by letter agreement dated July 1, 2007, which provided for an initial term expiring July 1, 2009. On July 23, 2009 our Board of Directors approved the entering into a further amended and restated executive services agreement (the "Adnani Agreement") with Amir Adnani Corp. (the "Consultant") with a term expiring on July 23, 2012. Pursuant to the terms and provisions of the Adnani Agreement: (i) through the Consultant, Mr. Adnani shall continue to provide duties to us commensurate with his current executive positions as our President and Chief Executive Officer; (ii) we shall pay to the Consultant a monthly fee of $19,167; and (iii) we shall grant to the Consultant incentive stock options to purchase not less than 365,000 shares at an exercise price of not more than $0.33 per share and exercisable for a period of not less than 10 years from the date of grant. The Adnani Agreement is subject to automatic renewal unless either the Company or Mr. Adnani provides written notice not to renew the Adnani Agreement no later than 90 days prior to the end of the then-current term.

Anthony Employment Agreement

            On February 15, 2006, our Board of Directors authorized and approved the execution of an employment agreement between us and Harry L. Anthony. On July 1, 2006, our Board of Directors approved an amendment to this agreement, extending the initial term thereunder to July 1, 2008. On July 23, 2009 our Board of Directors approved the entering into a further amended and restated executive services agreement with Mr. Anthony (the "Anthony Agreement") with a term expiring on July 23, 2012. Pursuant to the terms and provisions of the Anthony Agreement: (i) Mr. Anthony shall provide duties to us commensurate with his executive position as our Chief Operating Officer; (ii) we shall pay to Mr. Anthony a monthly fee of $19,167; and (iii) we shall grant to Mr. Anthony incentive stock options to purchase not less than 365,000 shares at an exercise price of not more than $0.33 per share and exercisable for a period of not less than 10 years from the date of grant. The Anthony Agreement is subject to automatic renewal unless either the Company or Mr. Anthony provides written notice not to renew the Anthony Agreement no later than 90 days prior to the end of the then-current term.

Obara Builders Consulting Services Agreement

            On August 15, 2007, with an effective date of July 1, 2007, our Board of Directors authorized and approved the "Obara Builders Consulting Services Agreement". The initial term of the agreement is two years expiring on July 1, 2009. Pursuant to the terms and provisions of the Obara Builders Consulting Services Agreement: (i) Mr. Obara shall continue to provide duties to us commensurate with his current executive positions as our Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer; (ii) we shall pay to Obara Builders Ltd., a private company controlled by Pat Obara, or to Pat Obara personally, a monthly fee of CAD $10,000; (iii) we approved the granting of stock options from time to time to Mr. Obara at such fair market exercise price or prices per Option Share as may be determined by our Board of Directors and we confirmed the previous granting of his existing stock options of 200,000 stock options to Mr. Obara to purchase shares of our common stock at $1.30 per share and a further 25,000 stock options to purchase shares of our common stock at $3.30 per share, both for a ten-year term from the date of grant; and (iv) the Obara Builders Consulting Services Agreement may be terminated without cause by either of us by providing prior written notice of the intention to terminate at least 90 days (in the case of our company after the initial term) or 30 days (in the case of Mr. Obara) prior to the effective date of such termination.

            On March 1, 2008, the Compensation Committee ratified the approval of an increase in the monthly service agreement fee for Mr. Obara from CAD $10,000 to CAD $12,500.

            Mr. Obara and the Company intend to enter into an amended agreement but such agreement has not yet been finalized. Mr. Obara continues to provide services under the provisions of the original agreement on a month to month basis

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

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PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

            Ernst & Young LLP, Chartered Accountants, have been selected as the independent registered public accountants of the Company for the fiscal period ending July 31, 2010. Ernst & Young LLP audited the Company's financial statements for the fiscal periods ended July 31, 2009 and July 31, 2008. Dale Matheson Carr-Hilton LaBonte LLP served as our independent registered public accounting firm and audited our financial statements for the fiscal years ended December 31, 2007, 2006, 2005 and 2004.

            Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions at the meeting.

            In the event ratification by the stockholders of the appointment of Ernst & Young LLP as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

            Aggregate fees for professional services rendered to us by our auditors are set forth below:
	Year Ended July 31, 2009	Year Ended July 31, 2008
Audit Fees	$183,975	$177,000
Audit-Related Fees	3,559	16,250
Tax Fees	30,198	-
Total	$217,732	$193,250

Audit Fees

            Aggregate fees for professional services in connection with the audit of our annual financial statements and the quarterly reviews of our financial statements included in our quarterly reports.

Audit-Related Fees

            Our auditors did not provide any audit-related services to us not described under "Audit Fees" above.

Tax Fees

            Our auditors provided tax preparation services.

All Other Fees

            Our auditors did not provide any other services to us other than those described above.

Pre-Approval of Services by the Independent Auditor

            Our Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company's independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Ernst & Young LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Ernst & Young LLP which are not encompassed by the Audit Committee's annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by Ernst & Young LLP. The Audit Committee has approved all of the audit and permitted non-audit services performed by Ernst & Young LLP since the Audit Committee was formed.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL PERIOD ENDING JULY 31, 2010.

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PROPOSAL NUMBER THREE:

APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN

Amendment to 2009 Stock Incentive Plan

            We propose that the Company's 2009 Stock Incentive Plan, which was approved by our shareholder's at our Annual General Meeting in July of last year, be amended to increase the number of shares issuable under such plan from 5,000,000 shares of our common stock to 7,000,000 shares of our common stock.

Summary of Amended 2009 Stock Incentive Plan

            On June 5, 2009, our Board of Directors authorized and approved the adoption of the 2009 Stock Incentive Plan, which was ratified by the shareholders of the Company at the Company's annual general meeting held on July 23, 2009. Effective on May 25, 2010, our Board of Directors approved an amendment to the 2009 Stock Incentive Plan in order to increase the number of shares available for issuance under the 2009 Stock Incentive Plan from 5,000,000 shares of our common stock to 7,000,000 shares of our common stock. No other provisions of the 2009 Stock Incentive Plan were amended (the 2009 Stock Incentive Plan, as so amended to increase the number of shares available for issuance thereunder from 5,000,000 shares to 7,000,000 shares, being the "Amended 2009 Stock Incentive Plan"). The Amended 2009 Stock Incentive Plan is in addition to, and in no manner either alters, amends or is in substitution for the Company's 2006 Stock Incentive Plan, dated as originally ratified by the Board of Directors of the Company on October 10, 2006, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2008.

            The purpose of the Amended 2009 Stock Incentive Plan is to enhance our long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants to acquire and maintain stock ownership in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

            The Amended 2009 Stock Incentive Plan is to be administered by our Compensation Committee which shall determine, among other things: (i) the persons to be granted awards under the Amended 2009 Stock Incentive Plan; (ii) the number of shares or amount of other awards to be granted; and (iii) the terms and conditions of the awards granted. The Company may issue restricted shares, options, stock appreciation rights, deferred stock rights and dividend equivalent rights, among others, under the Amended 2009 Stock Incentive Plan. An aggregate of 7,000,000 of our shares may be issued pursuant to the grant of awards under the Amended 2009 Stock Incentive Plan.

            An award may not be exercised after the termination date of the award and may be exercised following the termination of an eligible participant's continuous service only to the extent provided by the administrator under the Amended 2009 Stock Incentive Plan. If the administrator under the Amended 2009 Stock Incentive Plan permits a participant to exercise an award following the termination of continuous service for a specified period, the award terminates to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever occurs first. In the event an eligible participant's service has been terminated for "cause", he or she shall immediately forfeit all rights to any of the awards outstanding.

Federal Income Tax Consequences

            The United States federal income tax consequences to the Company and its eligible participants under the Amended 2009 Stock Incentive Plan are complex and subject to change. The following discussion is a summary of the general rules applicable to awards granted under the Amended 2009 Stock Incentive Plan to an eligible participant who performs services within the United States or is a United States citizen or resident. The tax consequences may be affected by various income tax treaties. Eligible participants under the Amended 2009 Stock Incentive Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

            The Company has been advised that, based on the current provisions of the United States Internal Revenue Code, as amended (the "Code"), the federal income tax consequences of the grant, vesting and exercise of awards under the Amended 2009 Stock Incentive Plan, and the subsequent disposition of shares of common stock acquired under the Amended 2009 Stock Incentive Plan, are as described below. The following discussion addresses only the general federal income tax consequences of awards. Eligible participants in the Amended 2009 Stock Incentive Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Code section 409A is applicable, will comply with statute and the underlying agency guidance interpreting that section.

            In the case of an exercise of a non-qualified stock option or SAR, the participant will recognize ordinary income in an amount equal to the difference between the option exercise price (or SAR grant price) and the fair market value of the Company's common stock on the exercise date. Likewise, in the case of a common law employer-employee relationship, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for the Federal Insurance Contributions Act ("FICA") and the Federal Unemployment Tax Act ("FUTA") purposes. This will require reporting and payment of Old Age Survivors and Disability Insurance ("OASDI"), assuming the FICA-OASDI taxable wage base has not been exceeded for the year of exercise, and Hospital Insurance. For awards, other than incentive stock options issued to non-employees, the income from the exercise of the grant will be taxable as self-employment income and will therefore be subject to both federal and state income taxes as well as self-employment taxes to the individual.

            In the case of an incentive stock option, there is no tax liability at the time of exercise. However, the excess of the fair market value of the Company's common stock on the exercise date over the option exercise price is included in the eligible participant's income for purposes of the alternative minimum tax. If no disposition of the incentive stock option stock is made before the later of one year from the date of exercise or two years from the date the incentive stock option is granted, the eligible participant will realize a long-term capital gain or loss upon a sale of the stock equal to the difference between the option exercise price and the sale price. If the stock is not held for the required period, it is considered to be a "disqualifying disposition," and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the balance of any gain or loss will be treated as capital gain or loss (long- term or short-term, depending on whether the shares have been held for more than one year). In an employer-employee relationship, if the stock received through the exercise of an Incentive Stock Option is held for the required period, and there is no disqualifying disposition, FICA and FUTA taxes will not apply. In an employer-employee relationship, if the stock received through the exercise of an incentive stock option is not held for the required period (a disqualifying disposition), the FICA and FUTA taxes will apply to the difference between the option exercise price and the fair market value of the Company's common stock on the exercise date.

            In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Generally, the value of the Company's common stock will not be taxable to the recipient as ordinary income until the year in which his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. However, the recipient may elect to recognize income when the stock is received, rather than when his or her interest in the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income is determined as of the date of receipt of the restricted stock.

            In the case of all other awards, the participant generally will recognize ordinary income equal to the value of the common stock received by the participant at the time of distribution, or if later, when such shares are no longer subject to a substantial risk of forfeiture. To the extent that such an award is considered as an award of deferred compensation, it will be likely, under application of the "special timing rule," that its present value will be treated for employment tax purposes as wages and FICA and FUTA will be assessed at the later of the date of the performance of services or the elimination of a substantial risk of forfeiture for entitlement to the benefit.

            The Company will generally be allowed an income tax deduction simultaneous with, and equal to, the ordinary income recognized by the participant. The Company does not receive an income tax deduction as a result of the exercise of an incentive stock option, provided that the incentive stock option stock is held for the required period as described above.

            The Company may not deduct compensation of more that $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options granted under the 2009 Stock Incentive Plan is qualified performance-based compensation and therefore not subject to the deduction limit.

            The last reported sales price for our shares of common stock on NYSE AMEX on May 25, 2010, was $2.45 per share.

Information Regarding Plans Not Subject to Security Holder Action

            We have two equity compensation plans, the Uranium Energy Corp. 2006 Stock Incentive Plan (the "2006 Plan") and the Uranium Energy Corp. Amended 2009 Stock Incentive Plan. We are seeking shareholder approval of an amendment to the Amended 2009 Stock Incentive Plan, as described above. The table set forth below presents information relating to our existing equity compensation plans as of July 31, 2009:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
Equity Compensation Plans Approved by Security Holders (2006 and 2009 Stock Incentive Plans)	5,280,500	$0.57	5,039,500
Equity Compensation Plans Not Approved by Security Holders	500,000(1)	$1.00	Nil

(1) Represents shares of our common stock to be issued upon the exercise of warrants issued pursuant to consulting services agreements.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE THE AMENDED 2009 STOCK INCENTIVE PLAN.

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FUTURE STOCKHOLDER PROPOSALS

            Stockholders who intend to submit a proposal for the Annual Meeting of stockholders to be held in 2011 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under United States Securities Exchange Act of 1934, as amended. To be eligible for inclusion in the proxy materials, stockholder proposals must be received by the Corporate Secretary of the Company at the Company's principal executive offices no later than February 8, 2011. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

            A shareholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2011 must submit such proposal to the Company on or before April 23, 2011, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

            We are subject to the informational requirements of the United States Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our Company.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani
Amir Adnani, President and CEO

Dated June 1, 2010.

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URANIUM ENERGY CORP.
500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas, U.S.A., 78471

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Amir Adnani (President and Chief Executive Officer of the Company) and Thomas J. Deutsch of Lang Michener LLP (legal counsel to the Company) as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Uranium Energy Corp. held of record by the undersigned on May 25, 2010, at the Annual Meeting of Stockholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Thursday, July 22, 2010 at 12:00 p.m. (Vancouver Time) or any adjournment or postponement thereof.

            VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to the following address: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Thursday, July 22, 2010.

The Proxy Statement, Annual Report on Form 10-K, as amended, and Form of Proxy are available at www.proxyvote.com

(Continued and to be signed on the reverse side.)
ANNUAL MEETING OF STOCKHOLDERS OF URANIUM ENERGY CORP.
Being held on Thursday, July 22, 2010

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors.			Nominees:
	☐	FOR ALL NOMINEES	☐	Amir Adnani
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Alan P. Lindsay
	☐	FOR ALL EXCEPT (see instruction below)	☐	Harry L. Anthony
Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold as shown here: ¢			☐	Erik Essiger
			☐	Ivan Obolensky
			☐	Vincent Della Volpe
			☐	Mark A. Katsumata

		For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.	☐	☐	☐
3.	To amend the Company's 2009 Stock Incentive Plan.	☐	☐	☐

Unless otherwise instructed, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR proposals 2 and 3. This proxy will also be voted in the discretion of the holders hereof in favor of any proposal to adjourn or postpone the Meeting, and upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
____________________________________ Signature of Stockholder: Name: Date:	____________________________________ Signature of Stockholder: Name: Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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